UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant ☑

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐  Preliminary Proxy Statement
☐  Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐  Definitive Proxy Statement
☑  Definitive Additional Materials
☐  Soliciting Material Pursuant to § 240.14a-12

NEW JERSEY RESOURCES CORPORATION
(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☑	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(l) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

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☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

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(4)	Date Filed:

NEW JERSEY RESOURCES CORPORATION Shareholder Meeting to be held on January 21, 2009 ** IMPORTANT NOTICE ** Proxy Materials Available Regarding the Availability of Proxy Materials • Notice and Proxy Statement · Annual Report on Form 10-K You are receiving this communication because you hold shares in the above company, and the materials you should review before you cast your vote are now available.
This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. PROXY MATERIALS — VIEW OR RECEIVE We encourage you to access and review all of the important You can choose to view the materials online or receive a information contained in the proxy materials before voting. paper or e-mail copy. If you want to receive a paper or The proxy statement is available at www.proxyvote.com e-mail copy of these documents, you must request one. There is NO charge to you for requesting a copy. Requests, instructions and other inquiries will NOT be forwarded to your investment advisor.
To facilitate timely delivery please make the request as instructed below on or before 01/07/09. NEW JERSEY RESOURCES CORPORATION HOW TO VIEW MATERIALS VIA THE INTERNET 1415 WYCKOFF ROAD WALL, NJ 07719 Have the 12 Digit Control Number(s) available and visit: www.proxyvote.com HOW TO REQUEST A COPY OF MATERIALS 1) BY INTERNET - www.proxyvote.com 2) BY TELEPHONE - 1-800-579-1639 3) BY E-MAIL* - sendmaterial@proxyvote.com *If requesting materials by e-mail, please send a blank e-mail with the 12 Digit Control Number (located on the following page) in the subject line. R1NJR1 See the Reverse Side for Meeting Information and Instructions on How to Vote

Meeting Information

Meeting Type: Annual
Meeting Date: 01/21/09
Meeting Time: 10:30 A.M. ET
For holders as of: 11/24/08

Meeting Location:

Hilton Parsippany
One Hilton Court
Parsippany, NJ 07054

Meeting Directions:

For Meeting Directions Please Visit:

http://www1.hilton.com/en_US/hi/hotel/EWRPHHF-Hilton-Parsippany-New-Jersey/directions.do

How To Vote

Vote In Person

Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the Meeting you will need to request a ballot to vote these shares.

Vote By Internet

To vote ***now*** by Internet, go to WWW.PROXYVOTE.COM. Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your notice in hand when you access the web site and follow the instructions.

Directions:
From South Jersey: Take the Garden State Parkway N to exit 127 onto 440 S, 440 S becomes 287 N. Take 287 N to Exit 39. At Exit 39 head toward Route 10 W. Go approximately ½ mile and turn right on Dryden Way. Make first left onto Campus Drive make the 1st left onto Hilton Court.

From Newark Airport: Exit terminal and follow signs for I-78 West to 24 W, proceed on 24 W past Chatham and Madison, enter Route 287 N on the right to exit 39 (Route 10 W), take Route 10 W and turn right onto Dryden Way, turn left on Campus Drive, turn left on Hilton Court.

From New York City: Take Route 80 W to 287 S 2 miles to Exit 39B. Take Route 10 W approximately ½ mile and turn right on Dryden Way. Make first left onto Campus Drive then make the 1st left onto Hilton Court.

R1NJR2

Voting items
A Proposals — The Board of Directors recommends a vote FOR a l l t h e n o m i n e e s l i s t e d a n d F O R Proposal 2. 1. Election of the following Directors that were named in the proxy statement for terms expiring in 2012 Nominees:
01) Donald L. Correll 02) M. William Howard, Jr. 03) J. Terry Strange 04) George R. Zoffinger 2. To ratify the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2009. 3. To transact any other business that may properly be brought before the meeting or any adjournments or postponements thereof. R1NJR3